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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in Registration Statement No. 333-108735 and 333-102946 of Merchants and Manufacturers Bancorporation, Inc. of our report dated February 13, 2004, on the consolidated financial statements of Merchants and Manufacturers Bancorporation, Inc. which appears in this 2003 Annual Report on Form 10-K.

/s/ McGladrey & Pullen, LLP
McGladrey & Pullen, LLP

Madison, Wisconsin
March 12, 2004

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